Exhibit 99.2

Biodesix Announces Pricing of $35.1 Million Upsized Public Offering of Common Stock

BOULDER, CO, November 16, 2022 – Biodesix, Inc. (Nasdaq: BDSX), a leading data-driven diagnostic solutions company with a focus in lung disease,, today announced that it has commenced an underwritten public offering of $30 million of shares of its common stock, before deducting underwriting discounts and commissions and other offering expenses. In connection with the offering, Biodesix intends to grant the underwriters a 30-day option to purchase up to an additional $4.5 million of shares of its common stock at the public offering price, less underwriting discounts and commissions. All of the shares in the offering are to be sold by Biodesix. The offering is subject to market and other conditions, and there can be no assurance as to whether or when the offering may be completed, or as to the actual size or terms of the offering.

The net proceeds of the offering are expected to be used for commercial expansion of sales, supporting its product pipeline, research and development and for general corporate purposes.

William Blair is acting as sole bookrunning manager for the offering.

The shares are being offered by Biodesix pursuant to a shelf registration statement on Form S-3 that was initially filed with the Securities and Exchange Commission (“SEC”) on November 15, 2021 and declared effective by the SEC on November 29, 2021. The offering is being made by means of a prospectus supplement and accompanying prospectus that form part of the registration statement. A preliminary prospectus supplement and accompanying prospectus relating to, and describing the terms of, the offering has been filed with the SEC and is available on the SEC’s website at www.sec.gov. A final prospectus supplement and accompanying prospectus relating to the offering will be filed with the SEC. Copies of the prospectus supplement and the accompanying prospectus relating to this offering can be obtained by contacting: William Blair & Company, L.L.C., Attention: Prospectus Department, 150 North Riverside Plaza, Chicago, IL 60606, by telephone at (800) 621-0687, or by email at prospectus@williamblair.com.

This press release does not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About Biodesix

Biodesix is a leading data-driven diagnostic solutions company with a focus in lung disease. The Company develops diagnostic tests addressing important clinical questions by combining multi-omics through the power of artificial intelligence.

Note Regarding Forward-Looking Statements

This press release may contain forward-looking statements that involve substantial risks and uncertainties for purposes of the safe harbor provided by the Private Securities Litigation Reform Act of 1995. All statements contained in this press release other than statements of historical fact, are forward-looking statements. The words “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “plan,” “expect,” “predict,” “potential,” “opportunity,” “goals,” or “should,” and similar expressions are intended to identify forward-looking statements. Such statements are based on management’s current expectations and involve risks and uncertainties. Actual results and performance could differ materially from those projected in the forward-looking statements as a result of many factors. Biodesix has based these forward-looking statements largely on its current expectations and projections about future events and trends. These forward-looking statements are subject to a number of risks, uncertainties, and assumptions. Forward-looking statements may include information concerning the impact of the COVID-19 pandemic on Biodesix and its operations, its possible or assumed future results of operations, including descriptions of its revenues, profitability, outlook, and overall business strategy, as well as statements relating to the Company’s plans to consummate its proposed public offering, the size of the offering and its intended use of the net proceeds therefrom. Forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified. The Company's ability to continue as a going concern could cause actual results to differ materially from those contemplated in this press release and additionally, other factors that could cause actual results to differ materially from those contemplated in this press release can be found in the Risk Factors section of Biodesix’s most recent annual report on Form 10-K, filed March 14, 2022 or subsequent quarterly reports on Form 10-Q during 2022, if applicable. Biodesix undertakes no obligation to revise or publicly release the results of any revision to such forward-looking statements, except as required by law. Given these risks and uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements. All forward-looking statements are qualified in their entirety by this cautionary statement.

Contacts:

Media:

Robin Harper Cowie

robin.cowie@biodesix.com

(720) 509-8841

Investors:

Chris Brinzey

chris.brinzey@westwicke.com

(339) 970-2843